                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


                        Date Of Report: July 21, 1995


                              SPORTS-TECH, INC.
            ------------------------------------------------------
            (Exact Name of Registrant as specified in its Charter)


        Nevada                  0-16730                     88-0085608
        ------                  -------                     ----------
    (State or other         (Commission File No.)         (IRS Employer
    jurisdiction of                                     Identification No.)
    (corporation)




          400 Corporate Pointe, Suite 780                    90230
                Culver City, CA                              -----
          -------------------------------                 (Zip Code)
      (Address of Principal Executive Offices)





Registrant's telephone number, including area code: 310-342-2800
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Item 4. Changes in Registrant's Certifying Accountant

On June 2, 1995, the Board of Directors of Sports-Tech, Inc. (the "Registrant") authorized the management of the Registrant to engage Coopers & Lybrand L.L.P.-Los Angeles office ("Coopers & Lybrand") as the independent auditor for the Registrant and its subsidiaries for the year ending June 30, 1995, if and when they deemed appropriate. Management informed Coopers & Lybrand of their decision on July 18, 1995. The Registrant's previous independent auditor was Arthur Andersen LLP-Las Vegas office ("Arthur Andersen"). The change in the Registrant's auditor on July 18, 1995 was in conjunction with the relocation of the Registrant's corporate offices to Culver City, California, the merger of Alliance Media Corporation ("Alliance") and related acquisition of Stephen Dunn & Associates, Inc. ("SDA") and change in the Board of Directors and management of the Registrant.

The Arthur Andersen report on the Registrant's consolidated financial statements for the year ended June 30, 1994 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the two fiscal years in the period ended June 30, 1994, and the period preceding the change of auditors, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

Coopers & Lybrand was engaged by Alliance, prior to the merger of Alliance with the Registrant, as their consultants and to perform the audits of Stephen Dunn and Associates, Inc. in connection the acquisition of SDA by Alliance. During the two fiscal years ended June 30, 1994 and the period preceding the change in accountants, neither the Registrant nor any person acting on its behalf has consulted with Coopers & Lybrand regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered to the Registrant's financial statements.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          SPORTS-TECH, INC.




Date:     July 21, 1995                   By: /s/ Martin S. McDermut
                                              ----------------------
                                          Name: Martin S. McDermut
                                          Title: Vice President and Chief
                                                   Financial Officer